                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                              SINTER METALS, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 2, 1997
                                       BY

                          GKN POWDER METALLURGY, INC.
                            A CORPORATION FORMED BY

                                    GKN plc

                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, MAY 30, 1997, UNLESS THE OFFER IS
                                   EXTENDED.

                        The Depositary for the Offer is:

                                 CITIBANK, N.A.

           By Hand:                        By Mail:                  By Overnight Carrier:
        Citibank, N.A.                  Citibank, N.A.                  Citibank, N.A.
                                c/o Citibank Data Distribution, c/o Citibank Data Distribution,
    Corporate Trust Window                   Inc.                            Inc.
  111 Wall Street, 5th Floor             P.O. Box 7072                  404 Sette Drive
   New York, New York 10043        Paramus, New Jersey 07653       Paramus, New Jersey 07652

                      Facsimile for Eligible Institutions:
                                 (201) 262-3240
                              To Confirm Fax Only:
                                 (800-422-2077)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THAT SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of Shares (as defined below) (the "Tendering Stockholders") if certificates evidencing Shares ("Certificates") are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is used, if delivery of Shares is to be made by book-entry transfer to an account maintained by Citibank, N.A. (the "Depositary") at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

     Tendering Stockholders whose Certificates for Shares are not immediately available or who cannot deliver their Certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase)
with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 hereof. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.
--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED

------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)          SHARE               OF SHARES             NUMBER OF
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)        CERTIFICATE          REPRESENTED BY            SHARES
         APPEAR(S) ON THE CERTIFICATE(S))               NUMBER(S)(1)       CERTIFICATE(S)(1)        TENDERED(2)
 ------------------------------------------------------------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------
                                                        Total Shares
 ------------------------------------------------------------------------------------------------------------------

 (1) Need not be completed by holders of Shares delivering Shares by Book-Entry Transfer.

 (2) Unless otherwise indicated, it will be assumed that all Shares represented by Certificates delivered to the Depositary are being tendered. See Instruction 4.
================================================================================

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

  Name of Tendering Institution:
   -----------------------------------------------------------------------------

  Check Box of Book-Entry Transfer Facility:

       [ ] DTC          [ ] PDTC

   Account Number:                             Transaction Code Number:
--------------------------------               --------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

   Name(s) of Registered Holder(s):
      --------------------------------------------------------------------------

   Window Ticket Number (if any):
     ---------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
                         -------------------------------------------------------

   Name of Institution which Guaranteed Delivery:
                    ------------------------------------------------------------

   If delivery is by book-entry transfer, check box of Applicable Book-Entry
    Transfer Facility:

        [ ] DTC          [ ] PDTC

   Account Number:                             Transaction Code Number:
--------------------------------               --------------------------

            NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
                      ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to GKN Powder Metallurgy, Inc. (the "Purchaser"), a Delaware corporation and a wholly-owned subsidiary of GKN Powder Metallurgy Holdings, Inc., a Delaware corporation ("Parent"), the above-described shares of Class A Common Stock, par value $.001 per share, and of Class B Common Stock, par value $.001 per share (the "Shares"), of Sinter Metals, Inc., a Delaware corporation ("Company"), at a purchase price of $37.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 2, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively, constitute the "Offer"). Each of Parent and the Purchaser have been formed by GKN plc, a public limited company registered in England, in connection with the Offer and the transactions contemplated thereby. The Offer is being made in connection with the Agreement and Plan of Merger, dated as of April 29, 1997, among Parent, the Purchaser and the Company. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its or Parent's affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of Tendering Stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all other Shares or other securities issued or issuable in respect of such Shares on or after May 2, 1997 (a "Distribution") and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver Certificates evidencing such Shares (and Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, upon receipt by the Depositary as the undersigned's agent, of the purchase price with respect to such Shares, (ii) present such Shares (and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints each of Trevor C. Bonner, David
J. Turner and Rufus A. Ogilvie Smals (each, a "Purchaser Designee") the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Shares tendered hereby and accepted for payment and paid for by the Purchaser (and any Distributions), including, without limitation, the right to vote such Shares (and any Distributions) in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the Shares tendered herewith. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorneys and proxies may be given with respect thereto (and, if given, will be deemed ineffective). The Purchaser Designees will, with respect to the Shares (and any Distributions), for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned with respect to such Shares (and any distributions) as they in their sole discretion may deem proper. The Purchaser reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, the Purchaser or the Purchaser Designees are able to exercise full voting rights and all other rights which inure to a record and beneficial holder with respect to such Shares (and any Distributions) including voting at any meeting of stockholders then scheduled.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustee in bankruptcy, personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable, provided that the Shares tendered pursuant to the Offer may be withdrawn prior to their acceptance for payment.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment and paid for by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Shares tendered hereby (and any Distributions) will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions issued to the undersigned on or after May 2, 1997 in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by the Purchaser in its sole discretion.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser with respect to such Shares upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue a check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment in the names(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the purchase price and/or return any such Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such Certificates (and accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with respect to any Shares not accepted for payment. The undersigned recognizes that the Purchaser has no obligations pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares tendered hereby.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility, other than to the account indicated above.

                       Issue (check appropriate box(es)):

   [ ] Check to:
   [ ] Certificate(s) to:

   Name
   ----------------------------------------------------

   Address
   ---------------------------------------------------

   ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                              SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

   [ ] Credit unpurchased Shares tendered by book-entry transfer to the account set forth below:

                              [ ] DTC     [ ] PDTC
                                  (check one)

   ------------------------------------------------------------
                           (DTC/PDTC ACCOUNT NUMBER)
          ============================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

                       Mail (check appropriate box(es)):

   [ ] Check to:
   [ ] Certificate(s) to:

   Name
   ----------------------------------------------------

   Address
   --------------------------------------------------

   ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                              SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

          ------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc. (an "Eligible Institution"), unless the Shares tendered hereby are tendered (i) by the registered holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of such Shares who has completed neither the box labeled "Special Payment Instructions" nor the box labeled "Special Delivery Instructions" herein or (ii) for the account of an Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or Certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by Tendering Stockholders if Certificates evidencing Shares are to be forwarded herewith or if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a Tendering Stockholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry delivery of Shares, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary on or prior to the Expiration Date or (b) the Tendering Stockholder must comply with the guaranteed delivery procedures set forth below and in
Section 3 of the Offer to Purchase.

     Tendering Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer on or prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution,
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) the Certificates representing all tendered Shares in proper form for transfer, or a Book-Entry Confirmation with respect to all tendered Shares, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees or an Agent's Message in connection with a book-entry delivery of Shares, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NYSE trading days after the date of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All Tendering Stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate signed scheduled attached hereto.

     4. PARTIAL TENDERS. If fewer than all the Shares represented by any Certificates delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Certificate for the remainder of the Shares that were evidenced by your old certificate(s) will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" or this Letter of Transmittal, as soon as, as promptly as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority to so act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not purchased are to be issued or returned, to a person other than the registered holder(s). Signatures on such Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by the Certificate(s) listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate(s). Signatures on any such Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such persons) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and/or Certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. If any tendered Shares are not purchased for any reason and such Shares are delivered by Book-Entry Transfer Facility, such Shares will be credited to an account maintained at the appropriate Book-Entry Transfer Facility.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below and requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or brokers, dealers, commercial banks and trust companies and such materials will be furnished at the Purchaser's expense.

     9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time or from time to time, in the Purchaser's sole discretion.

     10. BACKUP WITHHOLDING. Each Tendering Stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below and to certify that the stockholder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the Tendering Stockholder to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The Tendering Stockholder should indicate in the box in Part III of the Substitute Form W-9 if the Tendering Stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Tendering Stockholder has indicated in the box in Part III that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price, if any, made thereafter pursuant to the Offer until a TIN is provided by the Depositary.

     11. LOST OR DESTROYED CERTIFICATES. If any Certificate representing Shares has been lost or destroyed, the holder(s) should promptly notify the Company's transfer agent and registrar, First Union National Bank of North Carolina. The holders will then be instructed as to the procedure to be followed in order to replace such Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Tendering Stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such Tendering Stockholder's correct TIN on Substitute Form W-9 below. If such Tendering Stockholder is an individual, the TIN is his social security number. If the Tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Tendering Stockholder should so indicate on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the Tendering Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Tendering Stockholders with respect to Shares purchased pursuant to the Offer may be subject to backup federal income tax withholding.

     Certain Tendering Stockholders (including, among others, all corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Tendering Stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Forms for such statements may be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Tendering Stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup federal income tax withholding on payments of the purchase price for Shares purchased pursuant to the Offer, a Tendering Stockholder must provide the Depositary with his or her correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Tendering Stockholder is awaiting a TIN) and that (1) such Tendering Stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Tendering Stockholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Tendering Stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares tendered hereby. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the Tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for in the TIN in Part III, and sign and date the Substitute Form W-9. If "Applied For" is written in Part III and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price made thereafter until a TIN is provided to the Depositary.

                                   IMPORTANT
                 TENDERING STOCKHOLDER: SIGN HERE AND COMPLETE
                         SUBSTITUTE FORM W-9 ON REVERSE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   (SIGNATURE(S) OF TENDERING STOCKHOLDER(S))

Dated:
--------------------------- , 1997

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock Certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title)
                ----------------------------------------------------------------

--------------------------------------------------------------------------------
                              (SEE INSTRUCTION 5)

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
                        --------------------------------------------------------
                                     (HOME)

--------------------------------------------------------------------------------
                                   (BUSINESS)

Taxpayer Identification or Social Security No.
                                  ----------------------------------------------
                   (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY
                            FINANCIAL INSTITUTIONS:
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

--------------------------------------------------------------------------------------------------------
                                      PAYER'S NAME: CITIBANK, N.A.
========================================================================================================
    SUBSTITUTE       PART I -- Please provide your TIN in the    PART III -- Social Security Number
     FORM W-9        box at the right and certify by signing and  or Employer Identification Number
                     dating below.                               --------------------------------------
                                                                 (If awaiting TIN write "Applied For")
                    ------------------------------------------------------------------------------------
 DEPARTMENT OF THE   PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines
      TREASURY       for Certification of Taxpayer Identification Number on Substitute Form W-9 and
  INTERNAL REVENUE   complete as instructed therein.
      SERVICE        Certification -- Under penalties of perjury, I certify that:
                     (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
                     (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                     CERTIFICATION INSTRUCTIONS: You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
                     Guidelines).
PAYER'S REQUEST FOR
      TAXPAYER
   IDENTIFICATION
   NUMBER ("TIN")
 AND CERTIFICATION

                    ------------------------------------------------------------------------------------
                    Name:
                     (Please Print)
                     Signature:   Date: ________________
--------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

SIGNATURE
-----------------------------------------------------------------  DATE
---------------

                    The Information Agent for the Offer is:

                            MacKenzie Partners, Inc.

                                156 Fifth Avenue
                            New York, New York 10010
                         (call collect) (212) 929-5500
                        or Call Toll-Free (800) 322-2885

                      The Dealer Manager for the Offer is:
                                SBC WARBURG INC.

                                277 Park Avenue
                            New York, New York 10172
                (800) 223-3006 or (212) 224-7806 (Call Collect)